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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                        -----------------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        ------------------------


                               DECEMBER 18, 1997
                               (Date of Report)



                              LENNAR CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                            001-11749                          59-1281887
   (State or Other Jurisdiction                 (Commission                        (IRS Employer
         of Incorporation)                     File Number)                   Identification Number)


          700 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA              33172
          (Address of Principal Executive Offices)              (Zip Code)



                                      (305) 559-4000
                     (Registrant's Telephone Number, Including Area Code)



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

ITEM 5.     OTHER EVENTS

     The purpose of this current report on Form 8-K is to make publicly available pro forma financial information by fiscal quarter for the year ended November 30, 1996 (December 31, 1996 as to Pacific Greystone Corporation) and for the nine months ended August 31, 1997 (September 30, 1997 as to Pacific Greystone Corporation), reflecting on a pro forma basis (i) the merger of Lennar Corporation with Pacific Greystone Corporation, (ii) the transfer of assets to Lennar Land Partners, which is 50% owned by the registrant and 50% owned by LNR Property Corporation, the registrant's equity in the earnings of Lennar Land Partners and the registrant's receipt of management fees from Lennar Land Partners, and (iii) the disposition through a spin-off of all the shares of LNR Property Corporation. The information is presented as though the merger of Lennar Corporation and Pacific Greystone Corporation, the transfer of assets to Lennar Land Partners and the disposition of the shares of LNR Property Corporation all had taken place on December 1, 1995, except that operating results of Pacific Greystone Corporation are included as though it had merged with Lennar Corporation on January 1, 1996.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

EXHIBIT NO.     DESCRIPTION OF DOCUMENT

99.1 Pro Forma Quarterly Statements of Earnings for the fiscal year ended November 30, 1996 (as to Lennar Corporation) and December 31, 1996 (as to Pacific Greystone Corporation) and for the nine months ended August 31, 1997 (as to Lennar Corporation) and September 30, 1997 (as to Pacific Greystone Corporation).

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 1997   LENNAR CORPORATION



                           By:  BRUCE GROSS
                                -----------------------------------------------
                                Bruce Gross
                                Vice President - Finance

                             EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION OF DOCUMENT

99.1 Pro Forma Quarterly Statements of Earnings for the fiscal year ended November 30, 1996 (as to Lennar Corporation) and December 31, 1996 (as to Pacific Greystone Corporation) and for the nine months ended August 31, 1997 (as to Lennar Corporation) and September 30, 1997 (as to Pacific Greystone Corporation).

                             EXHIBIT 99.1


                          LENNAR CORPORATION

              Pro Forma Quarterly Statements of Earnings
          Year Ended November 30, 1996 and December 31, 1996
                              (Unaudited)


                                        1ST QTR          2ND QTR          3RD QTR          4TH QTR
                                         1996             1996             1996             1996          FULL
YEAR
                                         ----             ----             ----             ----
---------
                                                            (In thousands, except per share)
REVENUES:

Homebuilding                      $  236,412          289,829          369,988          458,339       1,354,568
Financial services                     8,323           11,831           11,224           12,840          44,218
Limited-purpose finance                1,719            1,610            1,661            1,446           6,436
subsidiaries
                                     -------          -------          -------          -------       ---------
       Total revenues                246,454          303,270          382,873          472,625       1,405,222
                                     -------          -------          -------          -------       ---------
COSTS AND EXPENSES:

Homebuilding                         215,784          264,131          329,280          402,385       1,211,580
Financial services                     7,496           10,006            8,655           11,591          37,748
Limited-purpose finance                1,716            1,629            1,664            1,430           6,439
subsidiaries
Corporate general and                  3,862            4,156            5,041            5,835          18,894
administrative
Interest                               4,928            7,765            8,709            8,038          29,440
                                     -------          -------          -------          -------       ---------
       Total costs and expenses      233,786          287,687          353,349          429,279       1,304,101
                                     -------          -------          -------          -------       ---------
Earnings before income taxes          12,668           15,583           29,524           43,346         101,121

Income taxes                           5,293            6,458           12,034           17,563          41,348
                                     -------          -------          -------          -------       ---------
Net earnings                      $    7,375            9,125           17,490           25,783          59,773
                                     =======          =======          =======          =======       =========
AVERAGE SHARES OUTSTANDING            53,000           53,000           53,000           53,000          53,000
                                     -------          -------          -------          -------       ---------
EARNINGS PER SHARE                $     0.14             0.17             0.33             0.49            1.13
                                     =======          =======          =======          =======       =========
See accompanying notes to pro forma quarterly statements of earnings


                               LENNAR CORPORATION

                   Pro Forma Quarterly Statements of Earnings
              Periods Ended August 31, 1997 and September 30, 1997
                                   (Unaudited)



                                                                1ST QTR              2ND QTR              3RD
QTR
                                                                 1997                 1997                 1997
                                                                 ----                 ----                 ----
                                                                        (In thousands, except per share)
REVENUES:
Homebuilding                                       $   304,822              379,298              452,239
Financial services                                      11,746               12,270               12,088
Limited-purpose finance subsidiaries                     1,320                1,384                  928
                                                       -------              -------              -------
       Total revenues                                  317,888              392,952              465,255
                                                       -------              -------              -------

COSTS AND EXPENSES:

Homebuilding                                           280,418              343,853              406,235
Financial services                                       8,432                8,641                9,450
Limited-purpose finance subsidiaries                     1,314                1,390                  924
Corporate general and administrative                     5,222                5,224                6,571
Interest                                                 4,692                6,689                6,615
                                                       -------              -------              -------
       Total costs and expenses                        300,078              365,797              429,795
                                                       -------              -------              -------

Earnings before income taxes                            17,810               27,155               35,460

Income taxes                                             7,350               11,086               14,409
                                                       -------              -------              -------
Net earnings                                       $    10,460               16,069               21,051
                                                       =======              =======              =======
AVERAGE SHARES OUTSTANDING                              53,000               53,000               53,000
                                                       -------              -------              -------
EARNINGS PER SHARE                                 $      0.20                 0.30                 0.40
                                                       =======              =======              =======
See accompanying notes to pro forma quarterly statements of earnings.

               NOTES TO PRO FORMA QUARTERLY STATEMENTS OF EARNINGS

(1) The pro forma numbers give effect to (a) the merger of Lennar Corporation and Pacific Greystone Corporation, (b) the transfer of assets to Lennar Land Partners and the resulting equity in earnings of, and receipt of management fees from, Lennar Land Partners, and (c) the transfer of assets to LNR Property Corporation and disposition through a spin-off of all the shares of LNR Property Corporation, as though all those events occurred on December 1, 1995 (January 1, 1996 as to inclusion of operating results of Pacific Greystone Corporation).

(2) The following purchase accounting adjustments have been included in the pro forma numbers: (a) the amortization of goodwill over a 20 year period (approximately $2.3 million per year, included in corporate general and administrative expenses) and (b) the amortization of the premium on debt on a level yield method (approximately $3.8 million per year, included in interest expense).

(3) The following effects of purchase accounting adjustments have not been reflected in the pro forma numbers: (a) an increase in cost of sales and a decrease in gross margins related to the adjustment of Pacific Greystone Corporation inventories to fair value (approximately $9 million) and (b) a restructuring charge for estimated costs related to the spin-off of LNR
     Property   Corporation   and   the  formation  of  Lennar  Land   Partners
     (approximately $29 million).